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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2007

                               ERF WIRELESS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

        Nevada                      000-27467                  76-0196431
        ------                      ---------                  ----------
(State of organization)      (Commission File Number)         (IRS Employer
                                                           Identification No.)

2911 South Shore Boulevard, Suite 100,
League City, Texas                                                 77573
------------------                                                 -----
(Address of principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, including area code: (281) 538-2101

   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

On November 19, 2007, ERF Wireless, Inc. ("ERF"), announced that the company filed its Form 10-QSB with the Securities and Exchange Commission reporting results for the quarter ended September 30, 2007, in a press release. A copy of the press release is attached as Exhibit 99.1.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated November 19, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ERF WIRELESS, INC.

                                              By: /s/ H. Dean Cubley
                                                  ------------------------------
                                                  Dr. H. Dean Cubley,
                                                  Chief Executive Officer

DATE: November 20, 2007




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EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated November 19, 2007